Exhibit 99.3

Independence Realty Trust, Inc. Announces Closing of Public Offering of 16,100,000 shares of Common Stock, Including Exercise in Full of Underwriters’ Option to Purchase Additional Shares

Independence Realty Trust, Inc. (NYSE: IRT) (“IRT”) today announced the closing of its previously announced underwritten public offering of 16,100,000 shares of common stock at a public offering price of $17.75 per share, including 2,100,000 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares of common stock. In connection with the offering, IRT entered into forward sale agreements with Bank of Montreal.

Barclays, BMO Capital Markets, Citigroup, KeyBanc Capital Markets, Baird, BofA Securities, Capital One Securities, Jefferies and Truist Securities acted as joint book-running managers for the offering. Regions Securities LLC, Ramirez & Co., Inc., Comerica Securities, Compass Point, Ladenburg Thalmann and Bancroft Capital acted as co-managers for the offering.

IRT will not initially receive any proceeds from the sale of shares of its common stock by the forward purchaser or its affiliate in the offering. IRT expects to use the net proceeds, if any, it receives upon the future settlement of the forward sale agreements to repay indebtedness, including, potentially, indebtedness that IRT will assume upon consummation of its previously announced pending mergers with Steadfast Apartment REIT, Inc. and its operating partnership subsidiary (collectively, “STAR”), and to use the balance of the net proceeds for general working capital, including to pay fees and expenses that IRT has incurred and will continue to incur in connection with the pending transaction with STAR.

A registration statement relating to the offered securities has been declared effective by the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and an accompanying prospectus. Copies of the prospectus and the prospectus supplement relating to the offering, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or contacting Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (888) 603-5847 or by emailing barclaysprospectus@broadridge.com, BMO Capital Markets Corp., Attention: Equity Syndicate Department, 3 Times Square, New York, New York 10036, telephone: 1-800-414-3627 or by emailing bmoprospectus@bmo.com or contacting Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 telephone: 800-831-9146 or by emailing: Prospectus@citi.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful before registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Dallas, Louisville, Memphis, Raleigh and Tampa. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgments and expectations of IRT’s management. These risks include, but are not limited to the risk that we may not complete any potential acquisitions, other investment opportunities or other transactions in a timely fashion or at all and those risks and uncertainties associated with IRT’s business that are discussed in IRT’s filings with the Securities and Exchange Commission, including those under the heading “Risk Factors” in IRT’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020 and IRT’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Additional Information and Where to Find It

In connection with its announced merger transaction with STAR, IRT will file with the SEC a registration statement on Form S-4 to register the shares of IRT Common Stock to be issued in connection with the proposed merger transaction.  The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of IRT and the stockholders of STAR. INVESTORS AND SECURITY HOLDERS OF IRT AND STAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by IRT and/or STAR through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979. Copies of the documents filed with the SEC by STAR will be available free of charge on STAR’s internet website at http://www.steadfastliving.com or by contacting STAR’s Investor Relations Department by phone at +1-888-223-9951.

Participants in Solicitation

IRT, STAR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the announced merger transaction. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Information about the directors and executive officers of STAR is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.